Fourth Quarter 2019 Exhibit 99.2 Earnings Release Presentation January 28, 2020 RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company's future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount and sources of liquidity that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies, as well as changes in regulatory requirements applicable to, and resulting from regulatory supervision of, the Company and Independent Bank as a financial institution with total assets greater than $10 billion; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between the Company and Texas Capital Bancshares, Inc. (“TCBI”);   2

Safe Harbor Statement (Continued) (33) the outcome of any legal proceedings that may be instituted against the Company or TCBI, delays in completing the transaction; (34) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; (35) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and TCBI do business; (36) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (37) the ability to complete the transaction and integration of the Company and TCBI successfully; (38) the dilution caused by the Company’s issuance of additional shares of its capital stock in connection with the transaction; (39) technology-related changes are harder to make or are more expensive than expected; (40) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (41) the potential impact of technology and “FinTech” entities on the banking industry generally; (42) our success at managing the risks involved in the foregoing items; and (43) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors,” and other reports and statements filed by the Company with the SEC as well as those described in TCBI's Annual Report on Form 10-K filed on February 14, 2019, and other reports and statements filed by TCBI with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Additional Information about the Merger and Where to Find It In connection with the proposed merger between the Company and TCBI, the Company filed a registration statement on Form S-4 with the SEC on January 21, 2020 to register the shares of the Company’s capital stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus. The registration statement has not yet become effective. After the Form S-4 is effective, a definitive joint proxy statement/prospectus will be sent to the shareholders of the Company and TCBI seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TCBI AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.ibtx.com, or from TCBI at its website, www.texascapitalbank.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Investor Relations page of the Company’s website at www.ibtx.com or, alternatively, by directing a request by telephone or mail to Independent Bank Group, Inc., 7777 Henneman Way, McKinney, Texas 75070, (972) 562-9004, and documents filed with the SEC by TCBI will be available free of charge by accessing TCBI’s website at www.texascapitalbank.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Texas Capital Bancshares, Inc., 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, (214) 932-6600. Participants in the Solicitation The Company, TCBI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and TCBI in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company, and its directors and executive officers, may be found in the Company’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019, and other documents filed by the Company with the SEC. Additional information about TCBI, and its directors and executive officers, may be found in TCBI’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 7, 2019, and other documents filed by TCBI with the SEC. These documents can be obtained free of charge from the sources described above.   3

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 40 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 37 years in the financial services industry; 31 years at Independent Bank • Active in community banking since the early 1980s Michelle S. Hickox Executive Vice President, Chief Financial Officer • 30 years in the financial services industry; 8 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant 4

Fourth Quarter Key Highlights • Continued solid financial performance in the fourth quarter: ◦ Earnings of $50.2 million, or $1.17 per diluted share and adjusted (non- GAAP) net income of $56.8 million, or $1.32 per diluted share ◦ Return on average assets of 1.32% and adjusted (non-GAAP) return on average assets of 1.49% ◦ Return on average equity of 8.57%, (non-GAAP) return on tangible equity of 16.20% and adjusted (non-GAAP) return on tangible equity of 18.32% • Strong organic deposit growth of 10.4% and disciplined organic loan growth of 4.8% in 2019 • Continued strong credit quality with metrics remaining at low levels • Announced an all-stock merger of equals with Texas Capital Bancshares, Inc. to create a premier Texas-based bank 5

Fourth Quarter Selected Financial Data

($ in thousands except per share data)

	As of and for the Quarter Ended				
Balance Sheet Data	**December 31, 2019**	**September 30, 2019**	**December 31, 2018**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 14,958,207	$ 14,959,127	$ 9,849,965	— %	51.9%
Loans held for investment, excluding mortgage warehouse purchase loans	10,928,653	10,936,136	7,717,510	(0.1)	41.6
Mortgage warehouse purchase loans	687,317	660,650	170,290	4.0	303.6
Total deposits	11,941,336	11,727,885	7,737,794	1.8	54.3
Total borrowings (other than junior subordinated debentures)	527,251	767,642	427,316	(31.3)	23.4
Total stockholders' equity	2,339,773	2,298,932	1,606,433	1.8	45.7
Earnings and Profitability Data					
Net interest income	$ 128,069	$ 125,393	$ 87,108	2.1 %	47.0%
Net interest margin	3.81%	3.84%	3.98%	(0.8)	(4.3)
Noninterest income	$ 18,229	$ 27,324	$ 9,887	(33.3)	84.4
Noninterest expense	80,343	76,948	51,848	4.4	55.0
Net income	50,236	55,633	33,964	(9.7)	47.9
Basic EPS	1.17	1.30	1.11	(10.0)	5.4
Diluted EPS	1.17	1.30	1.11	(10.0)	5.4
Adjusted net interest margin (1)	3.79%	3.82%	3.93%	(0.8)	(3.6)
Adjusted net income (1)	$ 56,799	$ 57,827	$ 34,120	(1.8)	66.5
Adjusted basic EPS (1)	1.32	1.35	1.12	(2.2)	17.9
Adjusted diluted EPS (1)	1.32	1.35	1.12	(2.2)	17.9
Return on average assets	1.32%	1.50%	1.34%	(12.0)	(1.5)
Adjusted return on average assets (1)	1.49	1.56	1.35	(4.5)	10.4

(1) See Appendix for non-GAAP reconciliation

6

Net Income Growth $57.8 $219.6 $56.8 $ in Millions $55.6 $52.0 $52.9 $49.7 $50.2 $192.7 $37.1 $34.0 $34.1 $132.2 $128.3 $88.9 $76.5 2017 2018 2019 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Year Ending Quarter Ending Net Income (1) Adjusted Net Income (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 7 (2) See Appendix for non-GAAP reconciliation

Interest Income Growth Interest Income, Net Interest Income and NIM Trends $ in Millions $167.7 $652.9 $165.3 $164.4 $155.6 $129.6 $504.8 $125.4 $128.1 $121.7 $112.8 $407.3 $87.1 $326.3 $307.9 $265.5 4.11% 4.05% 3.98% 3.97% 3.95% 3.84% 3.84% 3.81% 2017 2018 2019 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Year Ending Quarter Ending NIM Interest income Net interest income 8

Tangible Book Value, Earnings Per Share and Adjusted Earnings Per Share Trends (Diluted) $28.99 $28.99 $27.89 $27.44 $26.66 $25.84 $23.76 $21.19 $17.85 $5.08 $15.89 $16.15 $4.47 $4.33 $4.46 $3.45 $3.04 $2.21 $2.36 $2.88 $2.97 $1.77 $1.35 $2.21 $1.19 $1.22 $1.32 $1.85 $1.30 $1.54 $1.15 $1.17 $0.85 2013 2014 2015 2016 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) Tangible Book Value (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 9 (2) See Appendix for non-GAAP reconciliation

Adjusted Efficiency Ratio Trends (1) $499.6 $127.3 $ in Millions $86.1 $322.5 $272.7 $69.9 $261.4 $189.4 $50.8 $157.6 51.26% 46.44% 51.46% 50.47% 45.95% $16.5 $41.5 $35.9 $65.9 $10.0 $4.6 $5.7 $12.9 $1.5 $3.2 2017 2018 2019 Q4 2018 Q4 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 10

Loan Portfolio Growth Total Loans by Year and Current Annual Trend ($ in Billions) (1) 2017 - 2019 CAGR 33.8% $11,652 47.1% Increase $11,652 $7,921 $7,921 $6,513 2017 2018 2019 Q4 2018 Q4 2019 Year Ending Quarter Ending Organic Impact of Acquisitions (1) Includes loans held for sale 11

Loan Portfolio Composition Loan Composition at 12/31/2019 CRE Loan Composition at 12/31/2019 Mixed Use (not retail): 1.9% 1-4 Family Const.: 3.2% Multifamily: 7.8% Misc: 6.2% Consumer: 0.3% Restaurant: 2.6% 1-4 Family: 13.3% Mini Storage: 2.7% Convenience Store: 2.3% Ag: 0.9% Church: 2.2% Healthcare: 6.5% Office: 25.6% Daycare/School: 2.2% C&I: 21.3% C&D: 10.6% Industrial: 8.1% Hotel/Motel: 6.0% Owner occupied CRE 29.6% Retail: 25.9% Non-owner occupied CRE 70.4% Loans by Region at 12/31/2019 Central Texas: 12.4% Colorado: 27.4% CRE: 50.4% 2019 YTD adjusted loan yield: 5.42% (1) North Texas: 38.8% Houston: 21.4% (1) Non-GAAP financial measure. Excludes $5.1 million of unexpected income recognized on credit impaired acquired loans. 12

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 12/31/2019 Retail CRE and C&D Composition at 12/31/2019 380% 384% 386% 377% 371% Mixed Use: 7.7% Big Box: 2.5% Free Standing/ Single 116% 99% 106% 103% 104% Tenant: 20.1% Loans > $500 thousand Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Strip Center: 69.7% Quarter Ending Total construction and development to Bank regulatory capital • 1,054 Retail Loans • 69 Loans > $5 million Total non-owner occupied CRE to Bank regulatory • $9 million Average size of Loans > $5 million capital 13

Construction & Development Composition (For All C&D Loans >$500 Thousand) C&D Portfolio CRE Construction Portfolio Composition at 12/31/2019 Composition at 12/31/2019 SFR Land/Land Construction: Developement: 18.0% Misc. CRE: 23.4% Retail: 21.5% 23.6% CRE Construction: 58.6% Healthcare: 9.7% Office: 17.0% Multifamily: Hotel: 14.2% 9.2% • 96.6% of loans in our market regions Industrial: 4.8% • $2 million Average size of loans • 622 C&D loans • 36.9% of C&D loans are owner-occupied 14

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 1.22% 2.38% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 0.70% 1.12% 0.49% 0.48% 0.48% 1.14% 1.04% 0.43% 0.46% 0.46% 0.81% 0.91% 0.31% 0.39% 0.28% 0.68% 0.62% 0.19% 0.53% 0.16% 0.18% 0.18% 0.17% 0.06% 0.10% 0.32% 0.37% 0.39% 0.21% 0.24% 0.24% 0.11% 0.12% 0.16% 0.09% 0.06% 0.07% 0.03% 0.02% 0.01% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the quarter ended September 31, 2019 for peer data and December 31, 2019 for IBTX. Interim charge-off data annualized. 15 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Provision and Charge-offs Provision expense and Net charge-off trends $ in Thousands $14,805 $8,146 $5,861 $9,860 $5,233 $8,265 $4,739 $4,460 $3,224 $2,910 $1,521 $1,609 $595 $454 $274 $169 2017 2018 2019 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Year Ending Quarter Ending Provision expense Net charge-offs 16

Energy Lending Outstanding Balances and Related Reserves $ in Millions $25.2 $28.7 $28.8 $164.6 $156.9 $145.6 $24.9 $25.6 $110.1 $106.8 5.5% 5.2% 4.3% 3.7% 2.3% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 17

Deposit Mix and Pricing Deposit Mix as of 12/31/2019 Deposit Growth versus Average Rate $ in Millions Brokered CDs: 0.7% $11,941 CDs < $100,000: 2.5% CDs > IRAs: 0.8% $100,000: 7.4% $7,738 Noninterest-bearing 1.08% demand: 27.1% $6,633 Money Market: 0.83% 17.1% $4,577 0.46% 0.38% Savings: 4.6% Public funds, interest- bearing accounts and Interest-bearing CDs: 12.5% checking: 27.3% 2016 2017 2018 2019 Period Ending Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.48% (1) Average rate for total deposits 18

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.83% 11.51% 11.38% 11.49% 10.41% 10.19% 10.05% 10.05% 10.07% 9.85% 9.76% 9.61% 9.57% 9.60% 9.66% 9.42% 9.33% 9.22% 8.92% 9.24% 9.21% 9.32% 8.55% 9.06% 8.98% 8.20% 8.65% 8.65% 8.37% 8.42% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 19

Merger of Equals Progress Work Underway to Create the Premier Texas-Based Bank Progress Since Announcement • Integration planning well underway with leaders from both companies working to ensure seamless and timely transition once closing of the merger is achieved, subject to customary closing conditions • Established a joint Integration Management Office leveraging top-tier external advisors with extensive experience in transactions and deep knowledge of financial services • Continued commitment to achieving the synergies and cost savings as originally announced • Filed our regulatory merger applications and registration statement Illustrative Transaction Timeline Announced leadership, Filed regulatory applications and Further updates to be provided Legal branding, headquarters, registration statement as work progresses Close and regulators December Today Mid-Year January 22, 2020 2019 2020 Joint Integration Management Office Special Meetings established; teams engaged in integration of Stockholders planning with help from top-tier external advisors

Focused on Results Delivering a High Performance Bank in the Country’s Best Markets • Focused on creating a high performance bank that can serve customers of any size in a combined footprint that spans five of the strongest markets in the country • Complementary nature of the two companies creates opportunities to greatly expand our offering to existing customers and to continue growing organically in our core markets • Our shared commitment to consistently delivering a high level of service to our customers will remain a core part of our shared identity once the merger is completed Source: S&P Global. (1) 2025 projected population growth for MSAs with greater than 1 million people. (2) 2019 population.

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended				
		December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net Interest Income - Reported	(a)	$ 128,069	$ 125,393	$ 129,643	$ 121,652	$ 87,108
Unexpected income recognized on credit impaired acquired loans		(791)	(618)	(2,695)	(1,016)	(967)
Adjusted Net Interest Income	(b)	127,278	124,775	126,948	120,636	86,141
Provision Expense - Reported	(c)	1,609	5,233	4,739	3,224	2,910
Noninterest Income - Reported	(d)	18,229	27,324	16,199	16,424	9,887
Gain on sale of acquired loan pools		—	(6,779)	—	—	—
Gain on sale of branch		—	(1,549)	—	—	—
Gain on sale of trust business		(1,319)	—	—	—	—
Gain on sale of other real estate		(24)	(539)	(312)	—	(56)
(Gain) loss on sale of securities available for sale		(10)	—	(20)	(245)	232
Loss (gain) on sale and disposal of premises and equipment		—	315	279	(9)	—
Recoveries on loans charged off prior to acquisition		(425)	(107)	(258)	(1,311)	(109)
Adjusted Noninterest Income	(e)	16,451	18,665	15,888	14,859	9,954
Noninterest Expense - Reported	(f)	80,343	76,948	77,978	86,595	51,848
Separation expense		(3,421)	—	—	—	—
OREO impairment		(377)	—	(988)	(436)	—
Impairment of assets		—	(1,173)	—	—	—
Acquisition expense		(6,619)	(10,885)	(6,069)	(19,171)	(1,094)
Adjusted Noninterest Expense	(g)	69,926	64,890	70,921	66,988	50,754
Income Tax Expense Reported	(h)	14,110	14,903	13,389	11,126	8,273
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ 56,799	$ 57,827	$ 52,928	$ 52,028	$ 34,120
Average shares for basic EPS	(j)	42,951,701	42,950,749	43,331,988	43,759,348	30,503,062
Average shares for diluted EPS	(k)	42,951,701	42,950,749	43,331,988	43,759,348	30,503,062
Adjusted Basic EPS	(i) / (j)	$ 1.32	$ 1.35	$ 1.22	$ 1.19	$ 1.12
Adjusted Diluted EPS	(i) / (k)	1.32	1.35	1.22	1.19	1.12
EFFICIENCY RATIO						
Amortization of other intangible assets	(l)	$ 3,175	$ 3,235	$ 3,235	$ 3,235	$ 1,496
Reported Efficiency Ratio	(f - l) / (a + d)	52.75%	48.27%	51.25%	60.37%	51.91%
Adjusted Efficiency Ratio	(g - l) / (b + e)	46.44	42.98	47.39	47.05	51.26
PROFITABILITY						
Total Average Assets	(m)	$ 15,091,382	$ 14,742,618	$ 14,397,852	$ 13,975,192	$ 10,026,151
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.32%	1.50%	1.39%	1.08%	1.34%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.49	1.56	1.47	1.51	1.35

[(1)] Assumes an adjusted effective tax rate of 21.3%, 21.1%, 21.2%, 20.3%, and 19.6% for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

22

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)
Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2019	2018	2017
Net Interest Income - Reported	(a)	$ 504,757	$ 326,252	$ 265,478
Unexpected income recognized on loans acquired with deteriorated credit quality		(5,120)	(3,711)	(4,063)
Adjusted Net Interest Income	(b)	499,637	322,541	261,415
Provision Expense - Reported	(c)	14,805	9,860	8,265
Noninterest Income - Reported	(d)	78,176	42,224	41,287
Gain on sale of loans		(6,779)	—	(351)
Gain on sale of branches		(1,549)	—	(2,917)
Gain on sale of trust business		(1,319)	—	—
Gain on sale of other real estate and repossessed assets		(875)	(269)	(850)
(Gain) loss on sale of securities available for sale		(275)	581	(124)
Loss (gain) on sale of and disposal of premises and equipment		585	(123)	21
Recoveries on loans charged off prior to acquisition		(2,101)	(962)	(1,182)
Adjusted Noninterest Income	(e)	65,863	41,451	35,884
Noninterest Expense - Reported	(f)	321,864	198,619	176,813
Separation expense		(3,421)	—	—
OREO impairment		(1,801)	(85)	(1,412)
IPO related stock grants		—	(136)	(508)
Impairment of assets		(1,173)	—	—
Acquisition expense		(42,744)	(8,958)	(17,259)
Adjusted Noninterest Expense	(g)	272,725	189,440	157,634
Income Tax Expense Reported [(1)]	(h)	53,528	31,738	45,175
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ 219,582	$ 132,183	$ 88,878
Average shares for basic EPS	(j)	43,245,418	29,599,119	25,636,292
Average shares for diluted EPS	(k)	43,245,418	29,599,119	25,742,362
Adjusted Basic EPS	**(i) / (j)**	$ 5.08	$ 4.47	$ 3.47
Adjusted Diluted EPS	**(i) / (k)**	5.08	4.47	3.45
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$ 12,880	$ 5,739	$ 4,639
Reported Efficiency Ratio	(f - l) / (a + d)	53.01%	52.35%	56.13%
Adjusted Efficiency Ratio	(g - l) / (b + e)	45.95	50.47	51.46
PROFITABILITY				
Total Average Assets	(m)	$ 14,555,315	$ 9,478,934	$ 7,966,421
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.32%	1.35%	0.96%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.51	1.39	1.12

(1) Assumes an adjusted effective tax rate of 21.0% and 19.7% for the years ended December 31, 2019 and 2018, respectively. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes an adjusted effective tax rate of 32.4% for the year ended December 31, 2017.

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APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets

($ in thousands)	As of and for the Quarter Ended					
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2017
Tangible Common Equity						
Total common stockholders' equity	$ 2,339,773	$ 2,298,932	$ 2,249,342	$ 2,234,202	$ 1,606,433	$ 1,336,018
Adjustments:						
Goodwill	(994,021)	(994,021)	(994,097)	(992,380)	(721,797)	(621,458)
Other intangible assets, net	(100,741)	(106,855)	(110,090)	(113,325)	(45,042)	(43,244)
Tangible Common Equity	$ 1,245,011	$ 1,198,056	$ 1,145,155	$ 1,128,497	$ 839,594	$ 671,316
Tangible Assets						
Total Assets	$ 14,958,207	$ 14,959,127	$ 14,708,922	$ 14,145,383	$ 9,849,965	$ 8,684,463
Adjustments:						
Goodwill	(994,021)	(994,021)	(994,097)	(992,380)	(721,797)	(621,458)
Other intangible assets, net	(100,741)	(106,855)	(110,090)	(113,325)	(45,042)	(43,244)
Tangible Assets	$ 13,863,445	$ 13,858,251	$ 13,604,735	$ 13,039,678	$ 9,083,126	$ 8,019,761
Tangible Common Equity To Tangible Assets	**8.98%**	**8.65%**	**8.42%**	**8.65%**	**9.24%**	**8.37%**

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